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                           SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

[_]Definitive Proxy Statement
[X]Definitive Additional Materials
[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         DEAN WITTER, DISCOVER & CO.
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               (Name of Registrant as Specified In Its Charter)


                         DEAN WITTER, DISCOVER & CO.
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                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]No fee required.
[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


  (1) Title of each class of securities to which transaction applies:

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  (2) Aggregate number of securities to which transaction applies:

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  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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  (4) Proposed maximum aggregate value of transaction:

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  (5) Total fee paid:
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[_]Fee paid previously with preliminary materials.
[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

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  (2) Form, Schedule or Registration Statement No.:

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  (3) Filing Party:

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  (4) Date Filed:

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DEAN WITTER, DISCOVER & CO.


PHILIP J. PURCELL
Chairman and Chief Executive Officer



                            YOUR VOTE IS IMPORTANT

                                                                     May 1, 1997

Dear Shareholder:

The merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. will create a preeminent global financial services firm, combining powerful franchises and complementary strengths. The new company will be uniquely qualified to capitalize on new opportunities domestically and around the world, during a time of consolidation and globalization in the financial services industry. The merger creates opportunities for higher profitability as well as accelerated growth.

To make the merger a reality, we need your support and your vote. Because approval of the merger requires the affirmative vote of a majority of all outstanding shares, your vote is extremely important.

We have not yet received your vote. Your Board of Directors and management team strongly recommend the proposed merger and urge you to vote FOR the merger. Please sign, date and return the enclosed proxy card in the postage paid envelope today.

You may hold your Dean Witter Discover shares in various accounts and in certificates, so you may receive several proxy cards. To vote all your shares, please sign, date and return ALL of your proxy cards.

Thank you for your support.


Sincerely,


/s/ Philip J. Purcell

Philip J. Purcell
Chairman of the Board
and Chief Executive Officer


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If you have any questions, or you need assistance with voting your proxy, please call our special toll-free number, 1-888-2WITTER, to reach a representative of Georgeson & Company Inc., whose employees are assisting us with this proxy.
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